Lithium Technology Corporation 10-K/A

Exhibit 10.42

ADDENDUM

Agreement of Payment

Between

GAIA Akkumulatorenwerke GmbH, Montaniastrasse 17, 99734 Nordhausen
Below: Technology company (TU)

And

Tbg Technologie-Beteilingungs-Gesellschaft mbH, Ludwig-Erhard-Platz 1, 53179 Bonn
Below: TBG

In connection with the Federal Ministry of Economics and Technology (BMWi) and the KfW, the German former Ausgleichsbank program "equity for small technology companies (BTU)", TBG closed on a typical silent partnership contract about DM 3,000,000.00 (EUR 1,533,875.64) between the dates of August 21, 1998 and March 8, 1999 (hereinafter the BTU Contract).

Between November 11, 2009 and November 16, 2009 an agreement was made between the TU and the TBG for payment and interest on total loan amount.

From January 1, 2009 until the date of signing of this agreement the following payments were made:

On November 11, 2009 for the period of November 30, 2009 until March 31, 2009 EUR 36,398.87
On November 30,2009 for the period of April 1, 2009 until September 30, 2009 EUR 71776.15
On December 30, 2009 repayment of principal amount EUR 125.000,00
On June 30, 2010 repayment of principal amount EUR 125.000,00

The remaining Amount due under the claims of TBG as of the date of signing this addendum are as follows:

First Principal amount of EUR 1,243,875.64 silent participation
Second accrued interest from October 1, 2009 until September 30, 2010 of EUR 134,408.48
Third Terminal Amount EUR 613,550.27
Total amount: EUR 1,991,834.39

Having said that the following is agreed:

First TU agrees to make an interest payment in the amount of 134,408.48 EUR no later than December 31, 2010.
Second § 1 of the abs. (1) is changed due to the previously agreed payment schedule, and not by March 30, 2010 and September 30, 2010 installments as follows:

(1) The nominal amount of installment payments is as follows:
First Payment on December 30, 2010 EUR 125.000,00
Second Payment on March 30, 2011 EUR 125.000,00
Third Payment on June 30, 2011 EUR 125.000,00
Fourth Payment on September 30, 2011 EUR 125.000,00
Fifth Payment on December 30, 2012 EUR 125.000,00
Sixth Payment on March 30, 2012 EUR 125,000.00
Seventh Payment on June 30, 2012 EUR 125.000,00
Eighth Payment on September 30, 2012 EUR 125.000,00
Ninth Payment on December 30, 2012 EUR 125.000,00
Tenth Payment on March 30, 2013 EUR 125,000.00

(2) The remaining provisions of the BTU contract shall continue unchanged.